                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 9, 2003




                                  MedQuist Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)




   New Jersey                       0-19941                 22-2531298
----------------                  -----------               ----------
(State or other                   (Commission               (I.R.S. Employer
  jurisdiction                        File                  Identification No.)
of incorporation                     Number)
or organization)




                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053
               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000


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Item 5.  Other Events.
----------------------

On December 8, 2003, the Company issued a press release, a copy of which is filed as an Exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Information and Exhibits
-----------------------------------------------------------------

(c)      Exhibits

                  Exhibit No.            Description
         ----------------------------    -------------------------------------

                     99.1                Press Release dated December 8, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEDQUIST INC.



Date:    December 9, 2003                  By:  /s/ Brian J. Kearns
                                              ---------------------------------
                                           Name:  Brian J. Kearns
                                           Title: Executive Vice President,
                                                  Treasurer and Chief Financial
                                                  Officer